Princeton Premium Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2020

	Number of Contracts	Notional Amount	Exercise Price		Expiration Date		Fair Value +
PURCHASED OPTIONS - 1.0%
PURCHASED PUT OPTIONS - 1.0%
S&P 500 Index	748	$ 233,750,000	$ 3,125		1/6/2021		$ 57,970
S&P 500 Index	374	117,436,000	3,140		1/6/2021		29,920
S&P 500 Index	187	55,539,000	2,970		1/8/2021		15,895
S&P 500 Index	374	113,135,000	3,025		1/8/2021		36,465
S&P 500 Index	374	113,696,000	3,040		1/8/2021		37,400
S&P 500 Index	374	115,005,000	3,075		1/8/2021		42,075
S&P 500 Index	374	115,192,000	3,080		1/8/2021		40,205
S&P 500 Index	374	115,940,000	3,100		1/8/2021		43,010
S&P 500 Index	374	116,688,000	3,120		1/8/2021		46,750
TOTAL PURCHASED PUT OPTIONS (Cost $337,883)							349,690

Shares
	SHORT-TERM INVESTMENT - 74.1%						Value
	MONEY MARKET FUND - 74.1%
26,564,680	Fidelity Government Money Market - Institutional Class, 0.01% * (Cost $26,564,680) ^						26,564,680

Principal ($)			Coupon Rate (%)		Maturity		Fair Value
	U.S. GOVERNMENT OBLIGATION - 11.2% ** ^
4,000,000	United States Treasury Bill			0.000		3/11/2021	3,999,523
	TOTAL U.S. GOVERNMENT OBLIGATION (Cost $3,999,444)						3,999,523

	TOTAL INVESTMENTS - 86.3% (Cost $30,902,007)						$30,913,893
	OPTIONS WRITTEN - (1.3)% (Premiums Received - $463,520)						(452,072)
	OTHER ASSETS LESS LIABILITIES - 15.0%						5,371,332
	NET ASSETS - 100.0%						$35,833,153

	Number of Contracts	Notional Amount	Exercise Price		Expiration Date		Fair Value +
WRITTEN OPTIONS - (1.3)%
WRITTEN PUT OPTIONS - (1.3)%
S&P 500 Index	748	$ 241,230,000	$ 3,225		1/6/2021		$ 80,410
S&P 500 Index	374	121,176,000	3,240		1/6/2021		42,075
S&P 500 Index	187	57,409,000	3,070		1/8/2021		20,102
S&P 500 Index	374	116,875,000	3,125		1/8/2021		46,750
S&P 500 Index	374	117,436,000	3,140		1/8/2021		47,685
S&P 500 Index	374	118,745,000	3,175		1/8/2021		51,425
S&P 500 Index	374	118,932,000	3,180		1/8/2021		52,360
S&P 500 Index	374	119,680,000	3,200		1/8/2021		54,230
S&P 500 Index	374	120,428,000	3,220		1/8/2021		57,035
TOTAL WRITTEN PUT OPTIONS (Premiums Received $463,520)							452,072

+ The amount represents fair value derivative instruments subject to equity risk exposure as of December 31, 2020.
* Money market fund; interest rate reflects seven-day effective yield on December 31, 2020.
^ All or a portion of these investments are segregated as collateral for option contracts. The amount of pledged securities collateral amounted to $25,007,487.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the U.S.A. (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update "ASU" 2013-08.

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Options Transactions - When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. When the Fund purchases or sells an option, an amount equal to the premium paid or received by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. The Fund purchases and sells call and put options on the S&P 500 Index, utilizing a premium collection strategy that implements a call spread and a put spread on the same option contract. For example, the Fund will sell a call option and put option and buy back the same call option and put option at a different price, thereby creating a defined risk trade. The difference is referred to as a “spread.” The Fund’s call spreads and put spreads each utilize the S&P 500 Index contracts, same maturity date, and same number of contracts, but the options are at different strike prices. When the option expiration date arrives, if all options are out-of-the-money, they expire worthless and the Fund will retain the cash collected when opening the position, net of any cash (premium) paid to purchase the call and put positions. This type of option strategy is sometimes referred to as an “Iron Condor.”

Options Risk - Options are subject to changes in the underlying securities or index of securities on which such instruments are based. There is no guarantee that the sub-adviser’s iron condor options strategy will be effective or that suitable transactions will be available. The Fund’s iron condor option strategy’s profit potential is limited to the net premium received when entering the trades. The potential for loss is an amount equal to the 1) difference between either the strike price of the long call and the strike price of the short call, or the strike price of the long put and the strike price of the short put, plus 2) any commissions paid. Maximum loss under the iron condor option strategy occurs from either the put or the call trade, when the underlying price is greater than or equal to the strike price of the long call or the underlying price is less than or equal to the strike price of the long put. A portion of any option premiums may be treated as short-term capital gains and when distributed to shareholders are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

The value of the derivative instruments outstanding as of December 31, 2020, as disclosed in the Portfolio of Investments and the amount of unrealized gains and losses on derivative instruments during the period as disclosed above serve as an indicator of the volume of derivative activity for the fund.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, price for similiar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Obligations	$ -	$ 3,999,523	$ -	$ 3,999,523
Purchased Put Options	349,690	-	-	349,690
Money Market Fund	26,564,680	-	-	26,564,680
Total	$ 26,914,370	$ 3,999,523	$ -	$ 30,913,893
Liabilities *	Level 1	Level 2	Level 3	Total
Written Put Options	$ 357,637	$ 94,435	$ -	$ 452,072
Total	$ 357,637	$ 94,435	$ -	$ 452,072

The Fund did not hold any Level 3 securities during the period.
* See Portfolio of Investments for industry classification.
Aggregate Unrealized Appreciation and Depreciation - Tax Basis

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$ 30,438,487	$ 23,334	$ -	$ 23,334